                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 17, 2006
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                                WATER CHEF, INC.
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               (Exact name of Registrant as Specified in Charter)

          Delaware                    0-30544                    86-0515678
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(State or Other Jurisdiction        (Commission              (IRS Employer
     of Incorporation)              File Number)             Identification No.)

                   1007 Glen Cove Avenue, Glen Head, NY   11545
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (516) 656-0059
                                                           --------------

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On October 17, 2006, Water Chef, Inc. (the "Company") entered into a loan agreement (the "Loan Agreement") with Southridge Partners LP as more fully described in Item 2.03 hereof. A copy of the Loan Agreement is attached hereto as EXHIBIT 99.1 and incorporated herein by reference.

ITEM 2.03         CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION
                  UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         On October 17, 2006, the Company entered into the Loan Agreement with
Southridge Partners LP pursuant to which the Company borrowed $300,000 (the
"Loan") at an interest rate of 8% per annum. In consideration for the Loan, the
Company issued a warrant for 882,352 shares of the Company's common stock to
Southridge Partners LP. The outstanding principal amount of the Loan and all accrued and unpaid interest are due and payable on February 17, 2007 (the
"Maturity Date"). The Loan is further secured pursuant to a pledge agreement between Southridge Partners LP and David A. Conway, the President and Chief
Executive Officer of the Company, pursuant to which Mr. Conway has granted a security interest to Southridge Partners LP in 4,000,000 shares of common stock of the Company owned by Mr. Conway. At any time after the Maturity Date,
Southridge Partners LP is entitled to convert all or a portion of the Loan plus accrued interest into shares of the Company's common stock.

         The foregoing description of the terms and conditions of the Loan
Agreement described herein is only a summary of some of the material provisions of such agreement and does not purport to be complete and does not restate such agreement in its entirety.

ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES

         In consideration for the Loan, the Company issued a three-year warrant for 882,352 shares of the Company's common stock to Southridge Partners LP at an exercise price of $0.085 per share. In addition, at any time after the Maturity
Date, Southridge Partners LP is entitled to convert all or a portion of the Loan plus accrued interest into shares of the Company's common stock at a conversion price equal to the current marked price multiplied by eighty-five percent (85%).
The Company issued these shares in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933 and Regulation D
promulgated there under.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (d)      Exhibits.

         99.1     Loan Agreement, dated as of October 11, 2006, by and between
                  Water Chef, Inc. and Southridge Partners LP.

         99.2     Registration Rights Agreement, dated as of October 11, 2006, by and between Water Chef, Inc. and Southridge Partners LP.

         99.3     Promissory Note issued by Water Chef, Inc. on October 11, 2006 to Southridge Partners LP for the principal sum of $300,000.

         99.4     Three Year Warrant issued to Southridge Partners LP, dated
                  October 11, 2006, to purchase 882,352 shares of common stock at a price of $0.085 per share.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WATER CHEF, INC.
                                         (Registrant)

Date: October 19, 2006
                                       By: /s/ David A. Conway
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                                           David A. Conway
                                           President and Chief Executive Officer